UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                  OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21629

                        SPECIAL VALUE EXPANSION FUND, LLC
               (Exact Name of Registrant as Specified in Charter)

                          2951 28TH STREET, SUITE 1000
                         SANTA MONICA, CALIFORNIA 90405
               (Address of Principal Executive Offices) (Zip Code)

                          DAVID A. HOLLANDER, SECRETARY
                        SPECIAL VALUE EXPANSION FUND, LLC
                          2951 28TH STREET, SUITE 1000
                         SANTA MONICA, CALIFORNIA 90405
                     (Name and Address of Agent for Service)

       Registrant's telephone number, including area code: (310) 566-1000

                                   Copies to:
                             RICHARD T. PRINS, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                                FOUR TIMES SQUARE
                            NEW YORK, NEW YORK 10036


                   Date of fiscal year end: SEPTEMBER 30, 2005

                    Date of reporting period: MARCH 31, 2005

ITEM 1.  REPORTS TO STOCKHOLDERS.


SEMI-ANNUAL SHAREHOLDER REPORT

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)
March 31, 2005

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)

                         Semi-Annual Shareholder Report
                                   (unaudited)

                                 March 31, 2005



                                    Contents

Unaudited Financial Statements

Statement of Assets and Liabilities.......................................... 2
Statement of Investments in Securities of Unaffiliated Issuers................3
Statement of Investments in Affiliates........................................5
Statement of Operations.......................................................6
Statements of Changes in Net Assets...........................................7
Statement of Cash Flows.......................................................8
Notes to Financial Statements.................................................9

Supplemental Information

Portfolio Asset Allocation...................................................24



Special Value Expansion Fund, LLC (the "Company") files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Company's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the fund's proxy voting guidelines may be obtained on the SEC's website at www.sec.gov, or by calling the Company's adviser, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)
                 Statement of Assets and Liabilities (unaudited)
                                 March 31, 2005

                                                                                   Cost           Fair Value
                                                                             ----------------- -----------------
Assets
Investments in securities of unaffiliated issuers
  Debt securities                                                             $    95,983,826   $    96,095,639
                                                                             ----------------- -----------------
Total investments in securities of unaffiliated issuers
                                                                                   95,983,826        96,095,639

Investments in securities of affiliated issuers
  Debt securities                                                                   7,776,157         8,227,231
  Equity securities                                                                 8,466,129        14,335,993
                                                                             ----------------- -----------------
Total investments in securities of affiliated issuers                              16,242,286        22,563,224
                                                                             ----------------- -----------------
Total Investments                                                                 112,226,112       118,658,863

Cash and cash equivalents                                                                            79,840,110
Subscriptions receivable for common shares                                                           10,000,000
Accrued interest income on securities of unaffiliated issuers                                           620,812
Accrued interest income on securities of affiliated issuers                                              19,303
Prepaid expenses and other assets                                                                       131,058
Deferred debt issuance costs                                                                          2,265,272
                                                                                               -----------------
Total assets                                                                                        211,535,418
                                                                                               -----------------

Liabilities
Credit facility payable                                                                              53,000,000
Payable for investment securities purchased                                                          18,675,477
Management and advisory fees payable                                                                    300,000
Accrued expenses and other liabilities                                                                  562,686
                                                                                               -----------------
Total liabilities                                                                                    72,538,163
                                                                                               -----------------

Preferred Stock
Auction rate money market preferred stock; liquidation preference $50,000/share;
   unlimited shares authorized, 700 shares issued and outstanding                                    35,000,000
Accumulated dividends on auction rate money market preferred stock                                       48,756
Series S; liquidation preference $1,000/share; 1 share authorized, issued
   and outstanding                                                                                        1,000
Reserve for potential distributions to Series S preferred stock                                       1,445,217
Series Z; liquidation preference $500/share; 500 shares authorized, 312
   shares issued and outstanding                                                                        156,000
Accumulated dividends on Series Z preferred stock                                                         7,349
                                                                                               -----------------
Total preferred stock                                                                                36,658,322
                                                                                               -----------------

Net assets applicable to common shareholders                                                    $   102,338,933
                                                                                               =================

Composition of net assets applicable to common shareholders:
Common stock, $0.001 par value, unlimited shares authorized, 178,275.433 shares
   issued and outstanding, 19,117.309 subscribed and pending issuance                           $           197
Paid-in capital in excess of par                                                                     98,607,308
Distributions in excess of net investment income                                                     (1,363,662)
Accumulated net realized gain on investments                                                            163,661
Accumulated net unrealized gain on investments                                                        6,432,751
Accumulated dividends and reserve for potential dividends to preferred                               (1,501,322)
                                                                                               -----------------
Net assets applicable to common shareholders                                                    $   102,338,933
                                                                                               =================

Common stock, NAV per share                                                                    $         518.45

See accompanying notes.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)
   Statement of Investments in Securities of Unaffiliated Issuers (unaudited)
                                 March 31, 2005
         Showing Percentage of Total Cash and Investments of the Company

                                                                                                     Percent of
                                                                         Principal        Fair        Cash and
Security                                                                  Amount          Value      Investments
---------------------------------------------------------------------- -------------- -------------- ------------
Debt Securities (48.39%)
Bank Debt (40.37%) (1)
Machinery (Nonagriculture, Nonconstruction, Nonelectronic) (13.61%)
Ahern Rentals, Inc. Senior Secured Notes, 12% Cash + 2.5% PIK, due
10/29/09
   (Acquired 10/29/04, Amortized Cost $26,864,143)                      $26,989,322   $27,023,059      13.61%

Personal Transportation (11.03%)
Northwest Airlines, Inc. 1st Preferred Mortgage, 12.19%, due 10/12/16
   (Acquired 10/12/04, Amortized Cost $13,019,847)                      $13,142,504    13,224,645       6.66%
Northwest Airlines, Inc. 1st Preferred Mortgage, 12.19%, due 11/19/17
   (Acquired 11/19/04, Amortized Cost $8,515,888)                       $ 8,618,374     8,672,239       4.37%
                                                                                      -----------
Total Personal Transportation                                                          21,896,884

Telecommunications (6.09%)
Integra Telecom, Inc. 1st Lien Senior Secured Term Loan,
LIBOR + 7% Cash + 2% PIK, due 9/14/09
   (Acquired 9/20/04, Amortized Cost $12,298,686)                       $12,468,632    12,094,573       6.09%

Utilities (9.64%)
La Paloma Generating Co.
  Cert. Residual (Acquired 2/2/05, Cost $0) (2)                         $   228,406       236,400       0.12%
  Priority W/Cap (Acquired 2/2/05, Cost $791,152)                       $   791,152       799,064       0.40%
  Tranche A Hedge Roll Up (Acquired 2/2/05, Cost $4,561,639) (2)        $ 3,638,530     4,602,740       2.32%
  Tranche A Residual
    (Acquired 2/2/05, Cost $2,923,240) (2)                              $ 3,166,357     2,976,376       1.50%
    (Acquired 3/18/05, Cost $963,553) (2)                               $ 1,064,369     1,000,507       0.50%
  Tranche B Hedge Residual (Acquired 2/2/05, Cost $2,968,153) (2)       $ 2,973,430     3,077,500       1.55%
  Tranche B Hedge Roll Up (Acquired 2/2/05, Cost $186,225) (2)          $   148,540       187,903       0.09%
  Tranche B Residual
    (Acquired 2/2/05, Cost $3,895,107) (2)                              $ 3,891,066     4,027,253       2.03%
    (Acquired 3/18/05, Cost $232,710) (2)                               $   232,590       240,731       0.12%
  Tranche B Roll Up
    (Acquired 2/2/05, Cost $186,225) (2)                                $   148,540       187,903       0.09%
    (Acquired 3/18/05, Cost $790,040) (2)                               $   631,489       798,834       0.40%
  Tranche C Roll Up (Acquired 2/2/05, Cost $1,017,132) (2)              $   811,302     1,026,297       0.52%
                                                                                      -----------
Total Utilities                                                                        19,161,508

Corporate Fixed Income Securities (8.02%)
Automobiles (2.98%)
Miscellaneous Securities (2), (3)                                       $ 9,134,000     5,914,265       2.98%

Diversified/Conglomerate Service (1.58%)
Mastec, Inc. Senior Sub. Notes, 7.75%, due 2/1/08                       $ 3,230,000     3,133,100       1.58%

Leisure, Amusement, Motion Pictures and Entertainment (3.46%)
Bally Total Fitness Holdings, Inc. Senior Sub. Notes, 9.875%, due
10/15/07                                                                $ 8,085,000     6,872,250       3.46%
                                                                                      -----------
Total Debt Securities of Unaffiliated Issuers (cost $95,983,826)                      $96,095,639
                                                                                      -----------

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)
         Statement of Investments in Securities of Unaffiliated Issuers
                             (unaudited) (continued)
                                 March 31, 2005
         Showing Percentage of Total Cash and Investments of the Company

                                                                                                     Percent of
                                                                     Principal          Fair          Cash and
Security                                                              Amount            Value       Investments
----------------------------------------------------------------- ---------------- ---------------- -------------
Cash and Cash Equivalents (40.24%)
American Express Commercial Paper, 2.73%, due 4/7/05               $  3,000,000   $  2,998,180        1.51%
American Express Commercial Paper, 2.73%, due 4/19/05              $  3,000,000      2,995,450        1.51%
GECC Commercial Paper, 2.65%, due 4/4/05                           $  6,000,000      5,996,908        3.02%
United States Government Treasury Bill, 2.63%, due 4/21/05         $ 15,000,000     14,976,987        7.55%
United States Government Treasury Bill, 2.54%, due 4/7/05          $ 17,000,000     16,984,434        8.56%
United States Government Treasury Bill, 2.63%, due 4/28/05         $ 32,000,000     31,934,682       16.09%
Wells Fargo Bank Overnight Repo, 2.55%, due 4/1/05                 $  3,742,121      3,742,121        1.89%
Cash Held on Account at Various Institutions                       $    211,348        211,348        0.11%
                                                                                  ------------
Total Cash and Cash Equivalents (4)                                                 79,840,110
                                                                                  ------------

Total Cash and Investments in Securities of Unaffiliated Issuers                  $175,935,749       88.63%
                                                                                  ============

Notes to Statement of Investments in Securities of Unaffiliated Issuers:

(1) Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(2)   Non-income producing security.

(3)   Miscellaneous Securities is a single unrestricted position.

(4) Amount does not include $10.0 million of subscriptions receivable that was received on or about May 2, 2005.

Aggregate purchases and aggregate sales of securities of unaffiliated issuers, other than Government securities, totaled $80,920,946 and $3,175,983 respectively. Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities of unaffiliated issuers as of March 31, 2005, was $80,176,024, or 40.37% of total cash and investments of the Company.

See accompanying notes.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)
             Statement of Investments in Affiliates (1) (unaudited)
                                 March 31, 2005
         Showing Percentage of Total Cash and Investments of the Company

                                                                           Principal                     Percent of
                                                                             Amount           Fair        Cash and
Security                                                                   or Shares         Value       Investments
------------------------------------------------------------------------ --------------- --------------- ------------
Debt Securities (4.14%)
Bank Debt (4.14%) (2)
Diversified/Conglomerate Manufacturing (4.14%)
Intentia International AB Secured Notes, LIBOR + 9%, due 9/14/09
   (Acquired 9/13/04, Amortized Cost $7,776,157) - (Sweden)                  $7,958,628      $8,227,231        4.14%
Total Debt Securities of Affiliates (cost $7,776,157)

Equity and Equity Related Securities (7.23%)
Diversified/Conglomerate Manufacturing (7.23%)
Put/Call Agreement for 345,049 Intentia International AB Series A
  Common, expires 7/9/05 (Acquired 2/12/05) - (Sweden) (3), (4), (5), (6)             1               -        0.00%
Intentia International AB Series A Common
   (Acquired 9/13/04, Cost $1,757,708) - (Sweden) (3), (4), (5), (6)            691,087       1,592,276        0.80%
Intentia International AB Series B Common
   (Acquired 9/13/04, Cost $6,708,421) - (Sweden) (3), (4), (5), (6)          5,531,086      12,743,717        6.43%
                                                                                         ---------------
Total Equity and Equity Related Securities of Affiliates (cost
  $8,466,129)                                                                                14,335,993
                                                                                         ---------------

Total Investments in Securities of Affiliated Issuers (cost
  $16,242,286)                                                                              $22,563,224       11.37%
                                                                                         ===============

Notes to Statement of Investments in Affiliates:

(1) The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of more than 5% of the issuer's voting securities.

(2) Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(3)   Investment is not a controlling position.

(4) Securities regulations temporarily restrict the sale of this security due to membership on the Board of Directors of the issuer by an affiliate of the Company.

(5)   Denominated in Swedish Kroner, and converted to US Dollars.

(6)   Non-income producing security.

Aggregate purchases and aggregate sales of securities of affiliated issuers, other than Government securities, totaled $1,573,272 and zero, respectively. Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities of affiliated issuers as of March 31, 2005, was $22,563,224, or 11.37% of total cash and investments of the Company.

See accompanying notes.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)
                       Statement of Operations (unaudited)
                     For the Six Months Ended March 31, 2005

Investment income:
  Interest income                                                         $ 4,747,370
  Income from original issue discount                                          39,977
                                                                          -----------
Total interest and related investment income                                4,787,347
                                                                          -----------

Operating expenses:
  Management and advisory fees                                              1,800,000
  Legal fees, professional fees and due diligence expenses                    357,958
  Commitment fees                                                             145,356
  Insurance expense                                                           129,563
  Amortization of deferred debt issuance costs                                109,728
  Interest expense                                                             67,490
  Directors fees                                                               58,000
  Custody fees                                                                 26,500
  Other operating expenses                                                    367,284
                                                                          -----------
Total expenses                                                              3,061,879
                                                                          -----------

Net investment income                                                       1,725,468

Net realized and unrealized gain on investments:
  Net realized gain on investments:
    Proceeds from sales, maturities and paydowns                            3,340,429
    Cost of investments sold, paid down, or matured                         3,175,983
                                                                          -----------
  Net realized gain on investments                                            164,446

  Change in net unrealized gain:
    Net unrealized gain, beginning of period                                1,422,669
    Net unrealized gain, end of period                                      6,432,751
                                                                          -----------
  Net change in unrealized gain on investments                              5,010,082
                                                                          -----------
Net realized and unrealized gain on investments                             5,174,528
                                                                          -----------

Distributions to preferred shareholders                                      (279,069)
Net change in reserve for potential dividends to preferred shareholders    (1,278,125)
                                                                          -----------
Net increase in net assets applicable to common shareholders
   resulting from operations                                              $ 5,342,802
                                                                          ===========

See accompanying notes.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)
                       Statements of Changes in Net Assets

                                                                            Period from
                                                                        October 1, 2004 to    Period from
                                                                           March 31, 2005  September 1, 2004 to
                                                                            (unaudited)    September 30, 2004
                                                                            -------------    -------------
Total common shareholder committed capital                                  $ 300,000,000    $ 300,000,000
                                                                            =============    =============

Net assets applicable to common shareholders, beginning of period           $  90,820,626    $           -

  Common shareholder contributions                                             10,000,000       90,000,000
  Equity placement and offering costs charged to paid-in capital               (1,324,495)         (68,000)
                                                                            -------------    -------------
  Common shareholder contributions, net                                         8,675,505       89,932,000

  Net investment income                                                         1,725,468         (317,721)
  Net realized gain on investments                                                164,446            6,875
  Net change in unrealized gain on investments                                  5,010,082        1,422,669

  Distributions to preferred shareholders from net investment income             (279,069)              --

  Net change in reserve for potential dividends to preferred shareholders      (1,278,125)        (223,197)

                                                                            -------------    -------------
  Net increase in net assets applicable to common shareholders
    resulting from operations                                                   5,342,802          888,626

  Distributions to common shareholders from net investment income              (2,492,340)              --
  Distributions to common shareholders from net realized gains                     (7,660)              --

Net assets applicable to common shareholders, end of period
  (including distributions in excess of net investment income of
  $1,363,662 at March 31, 2005)                                             $ 102,338,933    $  90,820,626
                                                                            =============    =============

See accompanying notes.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)
                       Statement of Cash Flows (unaudited)
                     For the Six Months Ended March 31, 2005

Operating activities:
Net increase in net assets applicable to common shareholders
  resulting from operations                                                   $  5,342,802
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
    Net realized gain on investments                                              (164,446)
    Net change in unrealized gain on investments                                (5,010,082)
    Dividends paid to auction rate money market preferred shareholders             279,069
    Income from original issue discount                                            (39,977)
    Income from paid in-kind capitalization                                       (417,441)
    Amortization of deferred debt issuance costs                                   109,728
    Increase in reserve for potential dividends to preferred shareholders        1,278,125
    Changes in assets and liabilities:
      Purchases of investment securities                                       (82,494,217)
      Proceeds from sales, maturities and paydowns of investment securities      3,340,429
      Increase in deferred debt issuance costs                                  (2,375,000)
      Decrease in subscription receivable from common shares                    20,000,000
      Decrease in prepaid expenses and other assets                                107,062
      Increase in accrued interest income                                         (398,180)
      Decrease in receivable for investment securities sold                        218,533
      Increase in payable for securities purchased                              18,675,477
      Decrease in directors fees payable                                           (19,157)
      Increase in accrued expenses and other liabilities                           371,027
                                                                              ------------
Net cash used in operating activities                                          (41,196,248)
                                                                              ------------

Financing activities:
Proceeds from issuance of common shares                                         10,000,000
Dividends to common shareholders                                                (2,500,000)
Payments for equity placement and offering costs                                (1,324,495)
Proceeds from draws on credit facility                                          86,000,000
Paydowns on credit facility                                                    (33,000,000)
Proceeds from issuance of auction rate money market preferred shares            35,000,000
Dividends paid to auction rate money market preferred shareholders                (279,069)
                                                                              ------------
Net cash provided by financing activities                                       93,896,436
                                                                              ------------

Net increase in cash and cash equivalents                                       52,700,188
Cash and cash equivalents at beginning of period                                27,139,922
                                                                              ------------
Cash and cash equivalents at end of period                                    $ 79,840,110
                                                                              ============

See accompanying notes.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)
                    Notes to Financial Statements (unaudited)
                                 March 31, 2005

1.  Organization and Nature of Operations

Special Value Expansion Fund, LLC (the "Company"), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Company has elected to be treated as a regulated investment company ("RIC") for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on August 12, 2004. Investment operations commenced on September 1, 2004. The Company received initial funding on September 1, 2004 and was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure. GMAM Investment Funds Trust II ("GMAM") owns 99.5% of the Company's common shares.

Tennenbaum Capital Partners, LLC ("TCP") serves as the Investment Manager of the Company. TCP is controlled and managed by Tennenbaum & Co., LLC ("Tennenbaum & Co.") and certain affiliates. The Company, TCP, Tennenbaum & Co., and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors. The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of four persons, three of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company's Directors. The remaining Directors of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

Total maximum capitalization of the Company is targeted at $600 million, consisting of $300 million of capital committed by investors to purchase the Company's common shares, $100 million of Auction Rate Money Market Preferred Shares ("APS"), $200 million under a Senior Secured Revolving Credit Facility (the "Senior Facility"), $156,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7). The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company. Substantially all of these investments will be included in the collateral for the Senior Facility and are available to pay certain fees and expenses of the Company incurred in connection with its organization and capitalization. At March 31, 2005, there was $53 million outstanding under the Senior Facility.

Credit enhancement with respect to the APS and Senior Facility will be provided by a AAA/Aaa rated monoline insurer (the "Insurer") through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer. Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility. The cost of the surety polices is 0.11% for unutilized portions of the Money Market preferred shares and the Senior Facility and 0.24% for the outstanding portions of those sources of capital.

The Company will liquidate and distribute its assets and will be dissolved at September 1, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company's equity interests. However, the Operating Agreement will prohibit the liquidation of the Company prior to September 1, 2014 if the APS are not redeemed in full prior to such liquidation.

Investor Capital

Investors have committed to purchase $300 million of the Company's common shares over a two year period on dates specified by the Company. On September 1, 2004, each investor contributed 20% of its capital commitment to purchase common shares, and an additional 10% of the common share commitment was received by the Company by November 1, 2004. The Company called an additional 3.33% of the common share commitment on March 18, 2005. On April 18, 2005, this call was amended and increased to 10% of the common share commitment, and the full amount was $30 million received on or about May 2, 2005. The Company expects to call and receive the remaining 60% of the common share commitments by September 1, 2006. At March, 31, 2005, the ratio of contributed to committed capital is 0.33:1.

Auction Rate Money Market Preferred Capital

At March 31, 2005, the Company had 700 shares of APS issued and outstanding with a liquidation preference of $50,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). The APS are redeemable at the option of the Company, subject to certain limitations. Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company's option. Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act. As of March 31, 2005, the Company was in full compliance with such requirements.

The auction agent receives a fee from the Company for its services in connection with auctions of APS and compensates broker-dealers at an annual rate of 0.25% of the purchase price of the shares of the APS that are issued and outstanding. The Company has entered into an agreement with a major broker-dealer to underwrite initial issuances of the APS for a two year period based on an agreed upon drawdown schedule and subject to certain criteria.

The issuances of the APS will total $100 million of the Company's total capitalization. On November 17, 2004, the Company received $35.0 million upon issuance of 700 shares of APS.

2.  Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). In the opinion of the Investment Manager, the unaudited financial results of the Company included herein contain all adjustments necessary to present fairly the financial position of the Company as of March 31, 2005, and the results of its operations, changes in net assets and cash flows for the period ended March 31, 2005. The results of operations for the period ended March 31, 2005, are not necessarily indicative of the operating results to be expected for a full year. The following is a summary of the significant accounting policies of the Company.

Investment Valuation

Management values investments held by the Company based upon the principles and methods of valuation set forth in policies adopted by the Company's Board of Directors and in conformity with the Senior Facility and Statement of Preferences for the APS.

Investments listed on a recognized exchange, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Liquid investments not listed on a recognized exchange are valued by an approved nationally recognized security pricing service, by using the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker dealers. At March 31, 2005, all investments were valued based on prices from a nationally recognized exchange or nationally recognized third-party pricing service.

Investments not listed on a recognized exchange or priced by an approved source ("Unquoted Investments") are valued as follows for purposes of inclusion as permitted collateral in the borrowing base of the Senior Facility:

a) for semi-liquid investment positions with a value of $15 million or greater but less than $30 million, the most recent quote provided by an approved investment banking firm;

b) for semi-liquid investment positions with a value greater than $30 million, the most recent valuation provided by an approved third-party appraisal;

c) for illiquid investment positions with a value of $15 million or greater, the most recent valuation provided by an approved third-party appraisal; and

d) However, notwithstanding items (a) through (c), above, the Investment Manager may determine the market value of Unquoted Investments without obtaining a third party quote or appraisal, up to an aggregate of 5% of the total capitalization of the Company.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors. Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Company's assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager's valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The Investment Manager generally uses three methods to fair value securities:

(i) Cost Method. The cost method is based on the original cost of the securities to the Company. This method is generally used in the early stages of a portfolio company's development until significant positive or negative events occur subsequent to the date of the original investment by the Company in such company that dictate a change to another valuation method.

(ii) Private Market Method. The private market method uses actual, executed, historical transactions in a portfolio company's securities by responsible third parties as a basis for valuation. In connection with utilizing the private market method, the Investment Manager may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

(iii) Analytic Method. The analytical method is generally used by the Investment Manager to value an investment position when there is no established public or private market in the portfolio company's securities or when the factual information available to the Investment Manager dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is based on the judgment of the Investment Manager, using data available for the applicable portfolio securities.

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the securities sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company's policy that its custodian takes possession of the underlying collateral securities, for which the fair value exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Investments in Foreign Securities

The Company invests in securities traded in foreign countries and denominated in foreign currencies. At March 31, 2005 investments denominated in foreign currencies totaled approximately 7.23% of the Company's total cash and investments. All such open positions are converted at the closing rate in effect on March 31, 2005 and reported in U.S. dollars. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S dollars on the respective dates of such transactions. As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuations in foreign exchange rates. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Net unrealized foreign currency gains of $294,341 were included in unrealized gains on investments at March 31, 2005.

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Debt Issuance Costs

Costs of $2.4 million were incurred in connection with placing the Company's Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Company's operations.

Equity Placement and Offering Costs

Placement costs for the Company's APS capital were $1.0 million. Offering costs totaled $0.4 million. These costs were charged to paid-in capital.

Organization Costs

Organization costs of $0.3 million were incurred in connection with the formation of the Company and expensed to operations.

Purchase Discounts

The majority of the Fund's high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and records a noncash income accrual to the statement of operations. The Company considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes that because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at year-end to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Dividends to Common Shareholders

Dividends and distributions to common shareholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board of Directors and is generally based upon the taxable earnings estimated by the Investment Manager. Net realized capital gains are distributed at least annually. On December 31, 2004 the Board of Directors declared a dividend to common shareholders in the amount of $2.5 million which was paid on January 31, 2005.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. Accordingly, no provision for income taxes is required in the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Permanent book and tax basis differences may result in reclassifications among undistributed (or distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss), and paid-in capital. These differences are primarily due to non-deductible expenses.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at March 31, 2005 were as follows:

      Unrealized appreciation                               $   8,133,108
      Unrealized depreciation                                  (1,700,357)
                                                            -------------
      Net unrealized appreciation (depreciation)                6,432,751
                                                            -------------

      Cost                                                  $ 112,226,112

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

3.  Allocations and Distributions

At March 31, 2005, SVOF/MM, LLC (the "Special Member") held the Series S preferred stock (see Note 7 below) and was entitled to distributions declared thereon in the amounts and at the times described below. As set forth in the Investment Management Agreement, distributions made to common and Series S preferred shareholders with respect to any accounting period were determined as follows:

a) First, 100% to the common shareholders based on their respective proportionate capital contributions as of the end of such accounting period until the amount distributed to each common shareholder, together with amounts previously distributed to such shareholder, equals a 12% annual weighted average return on undistributed capital attributable to the common shares.

b) Then, 100% to the Special Member as the holder of the Series S preferred stock until the amount distributed to the Special Member equals 25% of all amounts previously distributed to the common shareholders pursuant to clause (a) above; and

c) All remaining amounts: (i) 80% to the common shareholders based on their proportionate capital contributions as of the end of such accounting period and (ii) 20% to the Special Member as the holder of the Series S preferred stock.

The timing of distributions is determined by the Board of Directors. If the Company had liquidated all assets at March 31, 2005, distributions to the Series S preferred shareholder would have been $1,445,217. A reserve for this amount is reflected in the accompanying financial statements.

On May 9, 2005, the Series S preferred share was retired and the Investment Management Agreement was amended such that all amounts formerly distributable to the Series S preferred shareholder as discussed above became payable to TCP as a performance fee. (See Note 7 below.) Such change has no impact on any shareholder other than the Series S preferred shareholder.

APS dividend rates are determined by auction at periodic intervals and were 2.95% per annum as of March 31, 2005.

The Series Z share dividend rate is fixed at 8% per annum.

4.  Management Fees and Other Expenses

Pursuant to the advisory agreement, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 0.60% of the sum of the total common commitments, APS and debt potentially issuable in respect of such common commitments, subject to reduction by the amount of the debt when no facility is outstanding and the amount of APS when less than $1 million in liquidation value of preferred stock is outstanding. For purposes of computing the management fee, total committed capital is $600 million consisting of $300 million of capital committed by investors to purchase the Company's common shares, $100 million of APS and $200 million of debt.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers' and finders' fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

5.  Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility ("Senior Facility"). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $200 million ("Total Maximum Commitment"), subject to certain draw down criteria. Amounts drawn under the Senior Facility may be repaid, in whole or in part, at the election of the Company, and redrawn subject to the draw down criteria. The Senior Facility matures November 17, 2012, subject to extension by the lenders at the request of the Company for one 12-month period. Amounts outstanding under the Senior Facility at March 31, 2005 totaled $53 million. Borrowings under the Senior Facility at March 31, 2005 consisted of a $28 million revolving loan due on April 29, 2005 and $25 million borrowed on the swingline facility which was due to be repaid or converted to a revolving loan by the Company no later than April 7, 2005. As of March 31, 2005, the interest payable on amounts outstanding under the Senior Facility was $9,658. For the six months ended March 31, 2005, the daily weighted average debt outstanding was $4,593,407. The weighted average interest rate on debt outstanding during the period was 2.88%.

Advances under the Senior Facility bear interest, at the issuer's option, at either (i) the Eurodollar Rate or Commercial Paper Rate for interest periods of one, two, three, or six months plus 0.43% per annum; or (ii) the higher of; (x) the "Prime Rate" plus 0.43% per annum, and (y) the "Federal Funds Effective Rate," plus 0.50% per annum. Additionally, advances under the swingline facility will bear interest at either the Eurodollar Rate or

Commercial Paper Rate plus 0.43% per annum. Interest payments vary from monthly to quarterly based on the nature of the advance.

In addition to amounts due on outstanding debt, the Senior Facility accrues fees of 0.20% per annum for the first 550 days following the inception of the credit agreement, and 0.30% thereafter, on the difference between the Total Maximum Commitment and the outstanding balance on the Senior Facility, provided that certain minimum borrowing amounts are achieved based on the table below. In the event the minimum borrowing amounts are not met or exceeded during the respective fee periods, the fees will accrue at 0.43% per annum on the Minimum Borrowing Amount as defined in the table below, in addition to 0.20% per annum for the first 550 days following the inception of the credit agreement, and 0.30% thereafter on the difference between the Total Maximum Commitment and the Minimum Borrowing Amount.

Period                                        Minimum Borrowing Amount
----------------------------------------      ----------------------------------
From Closing Date to End of Month 10
    following the Closing Date                0% of Total Maximum Commitment

From Beginning of Month 11 to End of
    Month 15 following the Closing Date       15% of Total Maximum Commitment

From Beginning of Month 16 to End of
    Month 20 following the Closing Date       30% of Total Maximum Commitment

From Beginning of Month 21 to End of
    Month 24 following the Closing Date       40% of Total Maximum Commitment

From Beginning of Month 25 to Maturity        75% of Total Maximum Commitment

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major security exchanges. Banking activities are conducted with a firm headquartered in the New York area.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

In the normal course of business, the Company's securities activities involve execution, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers and the Company's custodian. These activities may expose the Company to risk in the event brokers and dealers are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

7.  Preferred Capital

In addition to the APS capital described in Note 1, the Company had one Series S preferred share and 312 Series Z preferred shares issued and outstanding as of March 31, 2005.

Series S Preferred Share

The Company issued one share of its Series S preferred shares to the Special Member, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. The Special Member is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates. On May 9, 2005, the Series S preferred share was retired. Prior to retirement, the Series S preferred share was entitled to receive dividends pursuant to Note 3 above. The Series S preferred share ranked on par with the APS and Series Z preferred shares and voted with them as a single class. The Series S preferred share was redeemable at liquidation preference at any time if the investment advisory agreement with TCP was terminated for any reason.

On May 9, 2005, the Investment Management Agreement was amended such that all amounts distributable to the Series S preferred shareholder as discussed in Note 3 became distributable to TCP, and the Series S preferred share was retired. Upon retirement, the Series S preferred share assumed the status of an authorized but unissued share. Such change has no impact on any shareholder other than the Series S preferred shareholder. The Company may, if it receives approval from the staff of the SEC for such an arrangement, again issue a share of its Series S preferred shares to the Special Member, and pay such dividends on such Series S preferred share as were payable to the Special Member prior to the retirement of the Series S preferred share. If the Company implements this structure, the amount of distributions paid by the Company pursuant to Note 3 will not change.

Series Z Preferred Shares

The Company issued 312 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 8% of liquidation preference. The Series Z preferred shares rank on par with the APS and the Series S preferred share with respect to the payment of dividends and distribution of amounts on liquidation, and vote with the APS and Series S preferred share as a single class. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

8.  Shareholder's Capital

Issuances of common stock to and subscriptions of common stock by the Company's investors for the periods ending March 31, 2005 and September 30, 2004 were as follows:

                                                                                Period from
                                                               Period from    September 1, 2004
                                                             October 1, 2004  (commencement of
                                                                   to           operations) to
                                                             March 31, 2005   September 30, 2004
   ---------------------------------------------------------------------------------------------
   Number of common shares issued                                   58,275         120,000
   Number of common shares subscribed and pending issuance          19,117          58,275
   Less: number of common shares subscribed in prior
       period                                                      (58,275)             --
   --------------------------------------------------------   ------------    ------------
   Net increase                                                     19,117         178,275
   --------------------------------------------------------   ------------    ------------

   Gross proceeds from share issuance                         $ 30,000,000    $ 60,000,000
   Subscription receivable for common shares                    10,000,000      30,000,000
   Less: proceeds from shares subscribed in prior period       (30,000,000)             --
   Offering costs                                                 (392,495)             --
   APS placement costs                                            (932,000)        (68,000)
   --------------------------------------------------------   ------------    ------------
   Net proceeds                                               $  8,675,505    $ 89,932,000
   --------------------------------------------------------   ------------    ------------

9.  Financial Highlights

                                                                 Period from       Period from
                                                                October 1, 2004   September 1, 2004
                                                                      to               to
                                                                 March 31, 2005   September 30, 2004
                                                                 -------------    -------------
   Net assets applicable to common shareholders, beginning
      of period                                                  $  90,820,626    $          -

   Contributions from common shareholders:
         Gross contributions                                        10,000,000       90,000,000
         Decrease in net assets from equity placement and
           offering costs charged to paid-in capital                (1,324,495)         (68,000)
                                                                 -------------    -------------
   Net common shareholder contributions                              8,675,505       89,932,000

   Investment operations:
         Net investment income (loss)                                1,725,468         (317,721)
         Net realized and unrealized gain                            5,174,528        1,429,544
         Distributions to preferred shareholders from
           net investment income                                      (279,069)              --
         Net change in reserve for potential dividends to
           preferred shareholders                                   (1,278,125)        (223,197)
                                                                 -------------    -------------
   Net increase in net assets applicable to common
     shareholders capital resulting from operations                  5,342,802          888,626

   Distributions to common shareholders:
         Distributions from net investment income                   (2,492,340)              --
         Distributions from net realized gains                          (7,660)              --
                                                                 -------------    -------------
   Total distributions to common shareholders                       (2,500,000)              --
                                                                 -------------    -------------
   Net assets applicable to common shareholders, end of period   $ 102,338,933    $  90,820,626
                                                                 =============    =============

                                                           Period from           Period from
                                                        October 1, 2004      September 1, 2004
                                                                to                   to
                                                          March 31, 2005     September 30, 2004
                                                         ---------------     --------------
Per Common Share: (1)
Net asset value, beginning of period                     $        509.44     $       499.43

Investment operations:
      Net investment income (loss)                                  9.58              (2.65)
      Net realized and unrealized gain                             29.73              14.52
      Distributions to preferred shareholders from net
        investment income                                          (1.57)                --
      Net change in reserve for potential dividends to
         preferred shareholders                                    (7.28)             (1.86)
                                                         ---------------     --------------
Total from investment operations                                   30.46              10.01

Distributions to common shareholders:
      Distributions from net investment income                    (13.98)                --
      Distributions from net realized gains                        (0.04)                --
                                                         ---------------     --------------
Total distributions to common shareholders                        (14.02)                --

Decrease in net assets from equity placement and
   offering costs charged to paid-in capital                       (7.43)                --
                                                         ---------------     --------------
Net asset value, end of period                           $        518.45     $       509.44
                                                         ===============     ==============

Period return to common shareholders (2), (3)                       6.49%              1.48%

Ratios and Supplemental Data
Ending net assets attributable to common shareholders    $   102,338,933     $   90,820,626
Total expenses/average common equity (4)                            6.55%             13.49%
Net investment income/average common equity (4)                     3.69%             (8.08%)
Portfolio turnover rate (3)                                         3.87%              1.22%
Weighted average debt outstanding                        $     4,593,407     $           --
Weighted average number of shares                                171,963            120,000
Average debt per share                                   $         26.71     $           --

(1) Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(2) Returns (net of financing costs, fund expenses, management fees, dividends paid to preferred shareholders, and the reserve for potential dividends to preferred shareholders) calculated on a monthly time-linked, dollar weighted basis as described in Chapter 2 of the AIMR Performance Presentation Standards Handbook (1997).

(3)   Not annualized.

(4) Annualized. These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders. The ratio of expenses to average net assets is higher in earlier periods, and net investment income to average net assets is reduced, due to the Company's relatively smaller capital base while the Company is ramping up.

                        Special Value Expansion Fund, LLC
                     (A Delaware Limited Liability Company)
             Portfolio Asset Allocation (% of Cash and Investments)
                                   (unaudited)
                                 March 31, 2005

                              [PIE CHARTS OMITTED]


Portfolio Holdings by Investment Type
-------------------------------------
Bank Debt                                                          44.51%
Cash and Cash Equivalents                                          40.24%
Corporate Fixed Income Securities                                   8.02%
Equity and Equity Related Securities                                7.23%

Portfolio Holdings by Industry
------------------------------
Automobiles                                                         2.98%
Cash and Cash Equivalents                                          40.24%
Diversified/Conglomerate Manufacturing                             11.37%
Diversified/Conglomerate Service                                    1.58%
Leisure, Amusement, Motion Pictures and Entertainment               3.46%
Machinery                                                          13.61%
Personal Transporation                                             11.03%
Telecommunications                                                  6.09%
Utilities                                                           9.64%

ITEM 2. CODE OF ETHICS.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in Annual Shareholder Report in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The Registrant's Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

      (b) None.

ITEM 12. EXHIBITS.

      (a) (1) Not applicable for filing of Semiannual Reports to Shareholders.

      (a) (2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as
Exhibit 99.CERT.

      (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Special Value Expansion Fund, LLC

By:  /s/ Michael E. Tennenbaum
     ------------------------------------------
Name:  Michael E. Tennenbaum
Title: Chief Executive Officer
Date:  June 6, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Michael E. Tennenbaum
     ------------------------------------------
Name:  Michael E. Tennenbaum
Title: Chief Executive Officer
Date:  June 6, 2005

By:  /s/ Robert G. DiPaolo
     ------------------------------------------
Name:  Robert G. DiPaolo
Title: Chief Financial Officer
Date:  June 6, 2005